SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SUMMIT FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:


   (2) Aggregate number of securities to which transaction applies:


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, for the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:


      (2) Form, Schedule or Registration No.:


      (3) Filing Party:


      (4) Date Filed:

[SUMMIT FINANCIAL GROUP, INC. LOGO]



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TIME ......................      1:00 p.m., EDT, on May 15, 2001

PLACE .....................      South Branch Inn
                                 Route  220, North
                                 Moorefield, West Virginia 26836



ITEMS OF BUSINESS .........     (1)  To elect six (6) directors to serve until
                                     2004;
                                (2)  To ratify the selection of Arnett &
                                     Foster, PLLC as the Company's
                                     independent auditors for the fiscal
                                     year ending December 31, 2001; and
                                (3)  To  transact  such  other  business  as may
                                     The Board of Directors at present knows of no other business to come before the annual meeting.

RECORD DATE ...............     Only those shareholders of record at the close
                                of business on March 30, 2001, shall be entitled to notice and to vote at the meeting.

ANNUAL REPORT .............     Our 2000 Annual Report, which is not a part of
                                the proxy materials, is enclosed.

PROXY VOTING ..............     It is important that your shares be represented
                                and voted at the Meeting. Please MARK, SIGN, DATE and PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope. Any proxy may be revoked prior to its exercise at the Meeting.


March 30, 2001.............                                       Oscar M. Bean
                                                          Chairman of the Board

                                TABLE OF CONTENTS


PROXY STATEMENT..............................................................1
         Shareholders Entitled to Vote.......................................1
         Proxies  ...........................................................1
         Vote By Mail........................................................1
         Voting at the Annual Meeting........................................1
         Voting of Other Matters.............................................1
         Required Vote.......................................................1
         Cost of Proxy Solicitation..........................................2
         Shareholder Account Maintenance.....................................2
         Section 16(a) Beneficial Ownership Reporting Compliance.............2

GOVERNANCE OF THE COMPANY....................................................3
         Board and Committee Membership......................................3
         The Executive Committee.............................................3
         The Audit & Compliance Committee....................................3
         Related Transactions................................................3
         Indemnification.....................................................3
         Fees and Benefit Plans for Directors................................3
                  Directors Deferral Plan....................................4

ITEM 1- ELECTION OF DIRECTORS................................................5
         Security Ownership of Directors and Officers........................5

NOMINEES FOR DIRECTORS WHOSE TERMS WILL EXPIRE IN 2004.......................6

DIRECTORS WHOSE TERMS EXPIRE IN 2003.........................................8

DIRECTORS WHOSE TERMS EXPIRE IN 2002........................................10

ITEM 2 -- APPROVAL OF AUDITORS..............................................12

AUDIT & COMPLIANCE COMMITTEE REPORT.........................................13

EXECUTIVE OFFICERS..........................................................14

EXECUTIVE COMPENSATION......................................................15
         Cash Compensation..................................................15
         Summary Compensation Table ........................................15

EXECUTIVE COMPENSATION BOARD REPORT.........................................16
         Overview of Compensation Philosophy................................16
                  Salaries..................................................16
                  Executive Annual Incentive Compensation...................16
                  Long-term Incentive Compensation..........................16
         Evaluation of Executive Performance................................16
         Total Compensation.................................................17
         Salaries...........................................................17
                  President and CEO.........................................17
                  Other Named Executive Officer.............................17

         Annual Incentive Compensation......................................17
         Long-Term Incentive Compensation - Stock Option Plan...............17
                  President and CEO.........................................17
                  Other Named Executive Officer.............................17
         Glossary...........................................................18
                  Stock Options.............................................18
                  Named Executive Officers..................................18
                  Peer Group................................................18
         The Board of Directors.............................................18
         Compensation Committee Interlocks and Insider Participation........19
         Change of Control Agreements.......................................19
         Summit Financial Group, Inc. Plans.................................20
                  401(k) Profit Sharing Plan................................20
                  ESOP    ..................................................20
                  Executive Supplemental Retirement Plan....................21
                  Incentive Compensation Plan...............................21
                  Officer Stock Option Plan.................................21

OPTION GRANTS IN 2000.......................................................22

STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE.............................22

SHAREHOLDER RETURN PERFORMANCE GRAPH........................................23

REQUIREMENTS, INCLUDING DEADLINE, FOR SUBMISSION
         OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND
         OTHER BUSINESS OF SHAREHOLDERS.....................................24
         Stock Transfers....................................................24

ANNUAL REPORT...............................................................25

FORM 10-K...................................................................25

Appendix  A

--------------------------------------------------------------------------------


                                 PROXY STATEMENT
--------------------------------------------------------------------------------


         These proxy materials are delivered in connection with the solicitation by the Board of Directors of Summit Financial Group, Inc. ("Summit," the "Company," "we," or "us"), a West Virginia corporation, of proxies to be voted at our 2001 Annual Meeting of Shareholders and at any adjournment or postponement.

         You are invited to attend our Annual Meeting of Shareholders on May 15, 2001, beginning at 1:00 p.m. The Meeting will be held at the South Branch Inn, Route 220, North, Moorefield, West Virginia 26836.

         This Proxy Statement, form of proxy and voting instructions are being mailed starting April 11, 2001.

Shareholders Entitled to Vote

         Holders of record of Summit common shares at the close of business on March 30, 2001, are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 877,155 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Meeting.

Proxies

         Your vote is important. Shareholders of record may vote their proxies by mail. If you choose to vote by mail, a postage-paid envelope is provided.

         Proxies may be revoked at any time before they are exercised by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid, later-dated proxy or (3) voting by ballot at the Annual Meeting.

         You may save us the expense of a second mailing by voting promptly. Choose one of the following voting methods to cast your vote.

Vote By Mail

         If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to us in the postage-paid envelope provided.

Voting at the Annual Meeting

         The method by which you vote now will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

         All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Voting on Other Matters

         If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

Required Vote

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

         A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

         In the election of directors, shareholders cast one (1) vote for each nominee for each share held. However, every shareholder has the right of cumulative voting, in person or by proxy, in the election of directors. Cumulative voting gives each shareholder the right to aggregate all votes which he or she is entitled to cast in the election of directors and to cast all such votes for one candidate or distribute them among as many candidates and in such a manner as the shareholder desires.

         At our 2001 Annual Meeting, the total number of directors to be elected is six (6) in the class expiring in 2004. Each shareholder has the right to cast six (6) votes for each share of stock held on the record date.

         If you wish to exercise, by proxy, your right to cumulative voting in the election of directors, you must provide a proxy showing how your votes are to be distributed among one or more candidates. Unless contrary instructions are given by a shareholder who signs and returns a proxy, all votes for the election of directors represented by such proxy will be divided equally among the nominees for each class. If cumulative voting is invoked by any shareholder, the vote represented by the proxies delivered pursuant to this solicitation, which do not contain contrary instructions, may be cumulated at the discretion of the Board of Directors of Summit Financial Group, Inc. in order to elect to the Board of Directors the maximum nominees named in this proxy statement.

         On the record date, there were 877,155 shares of common stock outstanding which are held by approximately 1,250 shareholders. A majority of the outstanding shares of Summit Financial Group, Inc. will constitute a quorum at the meeting.


         The affirmative vote of a majority of the votes cast is required to approve the appointment of Arnett & Foster, PLLC. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

Cost of Proxy Solicitation

         We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or by telegram. Brokers, fiduciaries, custodians and other nominees have been requested to forward solicitation materials to the beneficial owners of the Company's common stock. Upon request we will reimburse these entities for their reasonable expenses.

Shareholder Account Maintenance

         We act as our own Transfer Agent. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer common shares and similar issues can be handled by contacting Teresa Sherman by telephone at (304) 538- 7233, extension 126, or by e-mail at sbvnb@hardynet.com.

Section 16(a) Beneficial Ownership
Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in Summit shares with the SEC.
  Based on our records and other information, in 2000 all Directors and executive officers met all applicable SEC filing requirements under Section 16(a).

--------------------------------------------------------------------------------

                            GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------


Board and Committee Membership

         During 2000, the Board of Directors met five (5) times. All of our directors attended 75% or more of the meetings of the Board in 2000.

     The Company has a standing Audit & Compliance Committee and an Executive Committee.

The Executive Committee

     The Executive Committee performed such duties and exercised the powers delegated to it by the Company's Board of Directors. The Executive Committee, on an as needed basis, monitored the Company's problem loans, and approved all loans above the limits set for its subsidiary bank Loan Committees. The members of the Company's Executive Committee are Oscar M. Bean, Chairman, H. Charles Maddy, III, John W. Crites, Charles S. Piccirillo, Ronald F. Miller, Duke A. McDaniel, Patrick N. Frye, James P. Geary, George R. Ours and C. David Robertson.

The Audit & Compliance Committee

         The Audit & Compliance Committee has the primary responsibility to review and evaluate significant matters relating to audit, internal control and compliance. It reviews, with representatives of the independent auditors, the scope and results of the examination of financial statements, audit fees and any recommendations with respect to internal controls and financial matters.

     Current members of this committee are George R. Ours, Chairman, John W. Crites, Thomas J. Hawse, Gerald W. Huffman, Charles S. Piccirillo and Larry T. Omps, a member of the Board of Directors of Shenandoah Valley National Bank. A copy of the Audit and Compliance Committee's charter is attached as Appendix A to these Annual Meeting Materials.

         Under the definition of independence set forth in Rule 4200(a)(15) of the National Association of Securities Dealers, the Board of Directors has determined that all members of the Audit & Compliance Committee are independent. For information concerning the audit fees paid by the Company in 2000 and for information about the Company's auditors generally, see The Audit & Compliance Committee Report on page 9 of these Annual Meeting materials and Appendix A.

Related Transactions

         Directors and executive officers of the Company and its subsidiaries, members of their immediate families, and business organizations and individuals associated with them have been customers of, and have had normal banking transactions with, South Branch Valley National Bank, Capital State Bank, Inc., Potomac Valley Bank and Shenandoah Valley National Bank. All such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Indemnification

         We indemnify our Directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-laws.

Fees and Benefit Plans for Directors

         Directors of the Company received $400 per board meeting attended. Non-employee Directors of the Company who serve on the Company's Audit & Compliance Committee receive $250 for each meeting attended. Non-employee Directors serving on other Company Committees receive $150 per committee meeting attended.

     Certain members of the Company's Board of Directors receive payments for major medical health insurance premiums from two of the Company's subsidiary banks, South Branch Valley National Bank and Potomac Valley Bank.

     These payments have been discontinued on a forward going basis for newly elected Board members. For those still receiving payments, such payments will be eliminated upon their retirement. The following members of the Board continued to receive these payments in the amounts indicated for 2000. Oscar M. Bean - $6,549, Dewey F. Bensenhaver - $5,639, John W. Crites - $4,590, James Paul Geary
- $4,075,  Thomas J. Hawse - $1,815, Phoebe F. Heishman - $6,424, Gary L. Hinkle
- $4,593,  Gerald W. Huffman - $4,506, Duke R. McDaniel - $4,306, George R. Ours
- $3,378, and Harry C. Welton, Jr. - $4,648, totaling $50,523.

         Directors Deferral Plan. Pursuant to the Summit Directors Deferral Plan, the Company's Directors may elect to defer their retainer, meeting and committee fees earned. The Company invests amounts equating to the deferrals of each participating director in separate variable life insurance contracts. Benefits payable to participant directors at retirement under the Plan will equate to the then current value of the individual variable life insurance contracts.

--------------------------------------------------------------------------------

                         ITEM 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------



         The Board of Directors is divided into three classes, consisting of six
(6) Directors each. The terms of the Directors in each class expire at successive annual meetings. Six (6) Directors will be elected at our 2001 Annual Meeting to serve for a three-year term expiring at our Annual Meeting in the year 2004. If the proposed nominees are elected, the Company will have a Board of Directors consisting of three classes of six (6) directors each.

         The persons named in the enclosed proxy intend to vote the proxy for the election of each of the six nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as a Director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as Directors, with terms expiring in 2004, at the Annual Meeting: Oscar M. Bean, Dewey F. Bensenhaver, John W. Crites, James Paul Geary, Phoebe F. Heishman, and Charles S. Piccirillo.

     The Board of Directors recommends a vote FOR the election of these nominees for election as Directors.

         We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board. The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting are set forth on the following pages.

Security Ownership of Directors
and Officers

         As of March 1, 2001, the nominees, other Directors, and the Named Executive Officers of the Company owned beneficially, directly or indirectly, the number of shares of common stock indicated on the following pages. The number of shares shown as beneficially owned by each director and executive officer is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purposes.

         All Directors and executive officers as a group owned 217,918 shares or 24.58% of the Company's common stock. Each director of the Company is required to own a minimum of 1,000 shares of the Company's common stock. Ownership is defined as shares held in the individual's own name, jointly with spouse, or by a company where the individual has controlling interest. Directors who are also employees of the Company or its subsidiary banks are exempt from this requirement.

         The Company requires that all directors retire at the end of the term during which the director attains the age of 70. However, pursuant to the Merger Agreement with Potomac Valley Bank, the Company agreed that Messrs. Geary, McDaniel and Ours would be exempt from the Company's mandatory retirement requirement. These individuals must retire at the end of the term during which they attain the age of 80.

Name and Age as of                                          Amount of Beneficial
the May 15, 2001       Position, Principal Occupation       Ownership of Shares
Meeting Date          Business Experience & Directorships     of Common Stock
--------------------------------------------------------------------------------

               NOMINEES FOR DIRECTOR WHOSE TERMS EXPIRE IN 2004
--------------------------------------------------------------------------------
                                                               Shares         %
--------------------------------------------------------------------------------
Oscar M. Bean ......50  Director of Summit since 1987,        9,824(1)     1.11%
                        Chairman of the Board since 1995.
                        Chairman of Summit's Executive
                        Committee.  Director of South Branch
                        Valley National Bank since 1978.
                        Director of Potomac Valley Bank since
                        January, 2000.  Managing partner of
                        Bean & Bean Attorneys.
Dewey F. Bensenhaver.54 Director of Summit since February,    3,786(2)        *
                        Director of Potomac Valley Bank
                        since1998.  Physician in private
                        practice. Owner of farming operation.
John W. Crites .....60  Director of Summit and of South      72,708(3)     8.23%
                        Branch Valley National Bank since
                        1989.  Serves on Summit's Executive
                        and Audit & Compliance Committees.
                        President of Allegheny Wood Products,
                        Inc. and a partner in Allegheny
                        Dimension, LLC. Principal stockholder
                        of KJV Aviation,Inc.
James Paul Geary....74  Director of Summit since February,   25,554        2.89%
                        Serves on Summit's Executive
                        Committee.  Director of Potomac
                        Valley Bank since 1961 and Vice
                        Chairman of the Board since 1995.
                        Managing Partner of the law firm
                        of Geary & Geary.  Sole stockholder of
                        Landimer, Inc., a farming and
                        real estate corporation.
Phoebe F. Heishman..60  Director of Summit since 1987, Sec   11,250(4)     1.27%
                        since 1995.  Director of South
                        Branch Valley National Bank since
                        1973. Publisher and Editor of
                        Moorefield Examiner.

Name and Age as of                                          Amount of Beneficial
the May 15, 2001       Position, Principal Occupation       Ownership of Shares
Meeting Date          Business Experience & Directorships     of Common Stock
--------------------------------------------------------------------------------
                                                               Shares         %
--------------------------------------------------------------------------------
Charles S. Piccirillo .46  Director of Summit since 1998.     1,388(5)        *
                           Serves on Summit's Executive
                           and Audit  & Compliance Committees.
                           Director  of Capital State Bank,
                           Inc. since  1996. Partner in the
                           law firm of Shaffer & Shaffer.
--------------------------------------------------------------------------------
* Indicates director owns less than 1% of the Company's Common Stock.

Name and Age as of                                          Amount of Beneficial
the May 15, 2001       Position, Principal Occupation       Ownership of Shares
Meeting Date          Business Experience & Directorships     of Common Stock
--------------------------------------------------------------------------------

                  DIRECTORS WHOSE TERMS WILL EXPIRE IN 2003
--------------------------------------------------------------------------------
                                                               Shares         %
--------------------------------------------------------------------------------

James M. Cookman....47    Director of Summit and South Branch    3,552(6)     *
                          Valley National Bank since 1994.
                          President of Cookman Insurance Group,
                          Inc.  President of Cookman Realty
                          Group, Inc.  Secretary/Treasurer of Apex
                          Developers, Inc.  President of
                          BeaconNet, L.L.C.
Thomas J. Hawse, III .56  Director of Summit and South Branch    3,300        *
                          Valley National Bank since 1988.
                          Serves on Summit's Audit & Compliance
                          Committee.  President of Hawse Food
                          Market, Inc.
Gary L. Hinkle .....51    Director of Summit and South Branch   22,542(7)  2.55%
                          Valley National Bank since 1993.
                          President of Hinkle Trucking, Inc.,
                          Dettinburn Transport, Inc., Mt. Storm
                          Fuel Corporation and H. T.
                          Services, Inc.
Gerald W. Huffman ...56   Director of Summit since February,     4,996        *
                          2000 Director of Potomac Valley Bank
                          since 1998.  Serves on Summit's Audit
                          & Compliance Committee.  President of
                          Potomac Trucking & Excavation, Inc.
                          and Huffman Logging, Inc.
H. Charles Maddy, III .38 Director of Summit and South Branch   3,988(8)      *
                          Valley National Bank since 1993.
                          Director of Capital State Bank, Inc.
                          since 1997.  Director of Shenandoah
                          Valley National Bank since 1998.
                          Director of Potomac Valley Bank since
                          January, 2000. President and CEO of
                          Summit since 1994.  Serves on Summit's
                          Executive Committee. President and
                          CEO of South Branch Valley National
                          Bank since 1993.

Name and Age as of                                          Amount of Beneficial
the May 15, 2001       Position, Principal Occupation       Ownership of Shares
Meeting Date          Business Experience & Directorships     of Common Stock
--------------------------------------------------------------------------------
                                                               Shares         %
--------------------------------------------------------------------------------

Harold K. Michael ...57 Director of Summit and South Branch    1,189          *
                        Valley National Bank since 1994.
                        Owner/Agent of H. K. Michael
                        Insurance Agency.  Member of the West
                        Virginia House of Delegates.

--------------------------------------------------------------------------------

Name and Age as of                                          Amount of Beneficial
the May 15, 2001       Position, Principal Occupation       Ownership of Shares
Meeting Date          Business Experience & Directorships     of Common Stock
--------------------------------------------------------------------------------

                     DIRECTORS WHOSE TERMS EXPIRE IN 2002
--------------------------------------------------------------------------------
                                                               Shares         %
--------------------------------------------------------------------------------

Frank A. Baer, III..40  Director of Summit March, 1998.           1,086(9)    *
                        Director of Capital State Bank since
                        1995.  President of Commercial
                        Insurance  Services, an insurance
                        brokerage.   Vice President of
                        M & B Properties.
Patrick N. Frye ....42  Director of Summit since February,          374       *
                        2000.  Director of Potomac Valley
                        Bank since 1999.  Director of South
                        Branch Valley National Bank since
                        February, 2000. President and CEO of
                        Potomac Valley Bank since December, 1998.
                        CFO of Potomac Valley Bank from March,
                        1998 to December, 1998.  Vice President,
                        One Valley Bank from 1988 to 1998.
Duke A. McDaniel....62  Director of Summit since February,2000    5,313       *
                        Director of Potomac Valley Bank since
                        1985.  Attorney at Law.
Ronald F. Miller ...57  Director of Summit and Shenandoah         3,558(10)   *
                        Valley National Bank since 1998.
                        President and CEO of Shenandoah Valley
                        National Bank.  Serves on Summit's
                        Executive Committee.  President and
                        CEO of First National Corporation and
                        First Bank from 1983 to 1998.

Name and Age as of                                          Amount of Beneficial
the May 15, 2001       Position, Principal Occupation       Ownership of Shares
Meeting Date          Business Experience & Directorships     of Common Stock
--------------------------------------------------------------------------------
                                                            Shares        %
--------------------------------------------------------------------------------

George R. Ours .........Director of Summit and Vice          27,093(11)    3.07%
                        Chairman of the Board since February,
                        2000. Retired President of Petersburg
                        Oil Co. Director of Potomac Valley
                        Bank since 1974 and Chairman of the
                        Board  since 1995.  Serves on Summit's
                        Executive Committee and is Chairman of
                        its Audit & Compliance Committee. Retired
                        President of Petersburg Oil Co.
Harry C. Welton ........Director of the Summit since 1987.  10,136(12)     1.15%
                        Director of South Branch Valley
                        National Bank since 1986. Retired
                        from family farming operation.

(1) Includes 605 shares owned by spouse, 493 shares owned by minor children and 1,190 shares owned by mother for which he has Power of Attorney.
(2)  Includes 464 shares owned by spouse, 1,360 shares owned by minor children.
(3)  Includes 23,905 shares owned by Allegheny Wood Products, Inc.
(4)  Includes 220 shares owned by spouse, 880 shares owned by minor children.
(5)  Includes 1,085 shares owned by self-directed 401(k).
(6) Includes 500 shares owned by Cookman Insurance Center, Inc., 1,633 shares owned by Cookman Insurance Center, Inc. Retirement Plan and 710 shares owned by minor children.
(7)  Includes 5,100 shares owned by Hinkle Trucking, Inc.
(8) Includes 12 shares owned by spouse, 1,272 fully vested shares held in Company's ESOP and exercisable stock options for 2,200 shares.
(9)  Includes  74  shares  owned  by  minor   children  1,085  shares  owned  by
      self-directed 401(k).
(10) Includes 2,500 shares owned by self-directed IRA, 58 fully vested shares held in Company's ESOP and exercisable stock options for 1,000 shares.
(11) Includes 2,044 shares owned by spouse, 9,609 shares owned by children for whom director has continuous voting proxy until rescinded.
(12) Includes 8,096 shares owned by spouse.

--------------------------------------------------------------------------------

                         ITEM 2 -- APPROVAL OF AUDITORS
--------------------------------------------------------------------------------



         The Board of Directors has appointed Arnett & Foster, PLLC to serve as our independent auditors for 2001, subject to the approval of our shareholders. For information concerning the audit fees paid by the Company in 2000 and for information about the Company's auditors generally, See the Audit and Compliance Committee Report on page 13 of the Annual Meeting Materials.

         Representatives of Arnett & Foster, PLLC will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.
         The affirmative vote of a majority of votes cast on this proposal is required for the approval of this proposal.

         The Board of Directors recommends a vote FOR the approval of Arnett & Foster, PLLC as our independent auditors for the year 2001.

--------------------------------------------------------------------------------


                       AUDIT & COMPLIANCE COMMITTEE REPORT
--------------------------------------------------------------------------------


     The Audit & Compliance Committee of the Board of Directors of the Company is composed of five independent directors. The members of the Audit & Compliance Committee are George R. Ours, Chairman, John W. Crites, Thomas J. Hawes, Gerald
W. Huffman, Charles S. Piccirillo and Larry Omps, a director of Shenandoah Valley National Bank.

         The Audit & Compliance Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit & Compliance Committee Charter is attached to this proxy statement as Appendix A.

         The Audit & Compliance Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2000, and discussed them with Management and the Company's independent auditors, Arnett & Foster, P.L.L.C. The Audit & Compliance Committee also has discussed with the independent auditors the matters required to be discussed by the Auditing Standards Board Statement of Auditing Standards No. 61.

         The Audit & Compliance Committee has received from the independent auditors the written disclosures and letter required by the Independence Standards Board Standard No. 1, and the Audit & Compliance Committee has discussed with the auditors their independence from the Company and Management.

         Based on the  review  and  discussions  described  above,  the  Audit &
Compliance Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2000, be included in the Company's Annual Report on Form 10-K for that fiscal year.

         In connection with new standards for independence of the Company's external auditors issued by the Securities and Exchange Commission, during the 2001 fiscal year, the Audit & Compliance Committee will consider in advance whether the provision of any non- audit services by the Company's independent auditors is compatible with maintaining such independence.

Audit Fees

         Arnett & Foster billed the Company $181,000 for the audit services it provided with respect to its audit of the Company's financial statements for the fiscal year ended December 31, 2000, and its review of the Company's Form 10-Q's.

All Other Fees

         The aggregate fees billed by Arnett & Foster, P.L.L.C. for other services for the fiscal year ended December 31, 2000, were $79,000. All other fees consisted primarily of tax compliance and advisory services, merger and acquisition assistance, accounting advisory services and out-of-pocket expenses.

         The Audit & Compliance Committee has considered and determined that the provision of these additional services is compatible with maintaining Arnett & Foster's independence. For more information concerning the Company's Audit & Compliance Committee, see p. 3 of these Annual Meeting materials and Appendix A.

THE AUDIT & COMPLIANCE
COMMITTEE

         George  R. Ours, Chairman
         John W. Crites
         Thomas J. Hawes
         Gerald W. Huffman
         Charles S. Piccirillo
         Larry Omps

--------------------------------------------------------------------------------


                              EXECUTIVE OFFICERS
--------------------------------------------------------------------------------



The Executive Officers of Summit as of March 30, 2001, are as follows:

Name                    Age    Position and Background

H. Charles Maddy, III(1) 38    President and Chief Executive Officer of Summit
                               since 1994; President and Chief Executive Officer of South Branch Valley National Bank since 1993.

Ronald F. Miller (1)     57    President and Chief Executive Officer of
                               Shenandoah Valley National Bank since 1998.
                               President and Chief Executive Officer of First
                               National Corporation and First Bank, 1983 - 1998.

C. David Robertson (1)   57    President and Chief Executive Officer of Capital
                               State Bank, Inc. since February, 1999.  Senior
                               Vice President of Huntington National Bank, 1993
                               - 1998.

Patrick N. Frye(1)       42    President and Chief Executive Officer of Potomac
                               Valley Bank since December, 1998.  Chief
                               Financial Officer of Potomac Valley Bank, March,
                               1998 to December, 1998.  Vice President, One
                               Valley Bank, 1988 - 1998.

Robert S. Tissue         37    Vice President and Chief Financial Officer of
                               Summit since 1998; Vice President and Chief
                               Financial Officer of Mountain International
                               Trucks, Inc., 1996 - 1998; Manager, Arnett &
                               Foster, PLLC, 1991 - 1996.

Scott C. Jennings        39    Chief Operating Officer of Summit since October
                               2000. Vice President and Director of Technology &
                               Loan  Administration  of  Summit  1999-2000;
                               Vice  President of Loan  Administration  for
                               South Branch Valley  National  Bank,  1995 -
                               1998.
--------------------------

(1) - The beneficial ownership of shares of Summit's common stock of each Named Executive Officer as of March 1, 2001 is as follows: Mr. Maddy - 3,988 shares; Mr. Robertson - 1,400 shares; Mr. Frye - 374 shares;
      and Mr. Miller - 3,558 shares.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------


Cash Compensation

         The table below sets forth the cash compensation of the Company's Named Executive Officers who earned $100,000 or more in salary and bonus for the years ended December 31, 2000, 1999, and 1998.


SUMMARY COMPENSATION TABLE
                                                                                                 Long Term
                                                      Annual Compensation                    Compensation
                                  ---------------------------------------------------------- -----------------
                                                                                                Securities      All Other
Name and                                                                    Other Annual        Underlying       Compen-
Principal Position                  Year       Salary        Bonus        Compensation (1)        Options       sation (2)
--------------------------------  --------  -------------  ------------- ------------------- ----------------- ------------
H. Charles Maddy, III               2000      $160,000        $40,472             -                1,000         $45,886
President and Chief                 1999      $150,000        $41,814             -                3,000         $27,513
Executive Officer -                 1998      $140,379        $39,397             -                  -           $21,209
Summit and South Branch
Valley National Bank
--------------------------------  --------  -------------  ------------- ------------------- ----------------- ------------



C. David Robertson                  2000      $124,167        $1,500              -                1,000         $21,192
President and Chief                 1999      $105,000        $1,500              -                  -           $ 1,700
Executive Officer -                 1998          -              -                -                  -              -
Capital State Bank, Inc.
--------------------------------  --------  -------------  ------------- ------------------- ----------------- ------------



Patrick N. Frye                     2000      $100,000        $24,750             -                  -           $21,400
President and Chief                 1999       $93,942        $14,750             -                  -            $2,700
Executive Officer -                 1998       $63,462           -                -                  -              -
Potomac Valley Bank
--------------------------------  --------  -------------  ------------- ------------------- ----------------- ------------



Ronald F. Miller                    2000      $120,833        $1,500              -                1,000         $24,073
President and Chief                 1999       $90,625        $1,500              -                1,000          $9,440
Executive Officer -                 1998       $31,250          -0-               -                  -             -0-
Shenandoah Valley
National Bank
--------------------------------  --------  -------------  ------------- ------------------- ----------------- ------------




(1) None of the Named Executive Officers received perquisites or other personal benefits, securities or property during 2000 which, in the aggregate cost the Company an amount that equaled or exceeded the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus earned during the year.

(2)  Amount for 2000  includes  payments  made to the  Company's  401(k)  Profit
     Sharing Plan and ESOP on behalf of Mr. Maddy ($17,600), Mr. Robertson ($12,885), Mr. Frye ($10,500), and Mr. Miller ($13,290). The 2000 amount also includes fees paid to Mr. Maddy ($16,100), Mr. Robertson ($3,100), Mr. Frye ($10,900), and Mr. Miller ($4,100) as members of the Company's and its subsidiary banks' Boards of Directors. Finally, the amount shown includes the 2000 amount accrued for the benefit of Mr. Maddy ($11,678), Mr.
     Robertson ($4,806), and Mr. Miller ($6,280) in connection with the Company's Executive Supplemental Retirement Plan and the value of Mr.
     Maddy's ($508), Mr. Robertson's ($401), and Mr. Miller's ($403) split dollar life insurance benefit included in the Plan.

--------------------------------------------------------------------------------

                       EXECUTIVE COMPENSATION BOARD REPORT
--------------------------------------------------------------------------------


         Please see the glossary at the end of this report for definitions of the capitalized terms used in this report which have not already been defined in this Proxy Statement.

Overview of Compensation Philosophy

         Summit does not have an Executive Compensation Committee. The Company's Board of Directors evaluates executive compensation annually. The Board establishes the salary and other compensation of the President and CEO of the Company. The Board also reviews and approves the salary recommendation of the Company's CEO concerning the other Named Executive Officers. Employee Directors of the Company do not participate in discussions concerning their individual compensation or the compensation of the CEO.

         The Company's executive compensation program is designed to:

o retain executive officers by paying them competitively, motivate them to contribute to the Company's success, and reward them for their performance;

o link a substantial part of each executive officer's compensation to the performance of both the Company and the individual executive officer; and

o    encourage ownership of Company common stock by executive officers.

         As discussed below, the program consists of, and is intended to balance, three elements:

o Salaries. Salaries are based on the Board's evaluation of individual job performance and an assessment of the salaries and total compensation mix paid by the Company's Peer Group to executive officers holding equivalent positions.

o Annual Incentive Compensation. Executive Annual Incentive Compensation is based on an evaluation of both individual and Company performance against qualitative and quantitative measures.

o Long-term Incentive Compensation. Long-term incentive awards, which consist of stock options, are designed to insure that incentive compensation is linked to the long-term performance of the Company and its common stock.

Evaluation of Executive Performance

         The Board does not usually rely solely on predetermined formulae or a limited set of criteria when it evaluates the performance of the President and CEO and the Company's other executive officers. Instead, the Board considers:

o    management's overall accomplishments;

o    the accomplishments of the individual executives;

o    the Company's financial performance; and

o    other criteria discussed below.

         In 2000, management continued to effectively implement its long-term strategies, which included:

o    growth and expansion of its existing markets.

o    expansion into new markets and new financial service products.

         The Committee believes that the success of these strategies is evidenced by:

o    the Company's financial performance in 2000;

o    growth of the Company's loan portfolio;

o    growth of the Company's deposits.

Total Compensation

         Target total compensation levels of Company executives are established with consideration given to an analysis of competitive market total compensation. The total compensation package for each executive is then broken down into the basic components indicated above and discussed in more detail below. In recent years, the Board has been directing a shift in the mix of the Company's executive compensation towards incentive compensation, with proportionately lesser emphasis on salaries. This strategy is intended to increase the performance orientation of the Company's executive compensation, and the Board intends to continue this emphasis in 2001. Based on available public data, the total compensation of Mr. Maddy and the other Named Executive Officers generally fell in the median of total compensation paid by the Peer Group to their executives holding equivalent positions. The Board believes that position was consistent with the performance of the Company compared to the Peer Group.

Salaries

         In setting salaries, the first element of executive compensation, the Board did not use a predetermined formula. Instead, the 2000 salaries of the President and CEO and the other executive officers were based on:

o    the Board's evaluation of each officer's individual job performance;

o    an assessment of the Company's performance; and

o a consideration of salaries paid by the Peer Group to executive officers holding equivalent positions.

         President and CEO. Mr. H. Charles Maddy, III's salary in 2000 totaled $160,000. Mr. Maddy's base salary compensation for 2001 has been set at $190,000.

         Other Named Executive Officers. The 2000 salaries of Messrs. Robertson, Frye and Miller, the other Named Executive Officers are shown in the "Salary" column of the Summary Compensation Table.

Annual Incentive Compensation

         The second element of the executive compensation program is the Incentive Compensation Plan.

         The Board of Directors adopts an Incentive Compensation Plan annually. Under the terms of this plan, the Board awards a bonus based on a formula which primarily considers the return on average equity of the Company and its bank subsidiaries.

         For 2000, annual incentive compensation of $40,472 for Mr. H. Charles Maddy, III was approved by the Board. The annual incentive compensation for 2000 paid to each of the Named Executive Officers are shown in the "Bonus" column of the Summary Compensation Table.

Long-Term Incentive Compensation -
Stock Option Plan

         In 1998, Mr. H. Charles Maddy, III and the other executive officers became eligible to participate in the Company's long-term incentive compensation program, the third element of executive compensation. As discussed below, the program consists of stock option grants made under the Company's Officer Stock Option Plan.

         President and CEO. Based upon this data, Mr. Maddy was awarded options for 1,000 shares.

         Other Named Executive Officer. The other Named Executive Officers were awarded options as follows in 2000: Mr. Robertson - 1,000 shares; and Mr. Miller
- 1,000 shares. The stock options of the Named Executive Officers and all other executive officers will vest over a five (5) year period with twenty (20) percent of the options vesting each year.

Glossary

         Stock Options. Stock options granted under the Company's Officer Stock Option Plan to certain management employees who are considered to have a substantial impact on the Company's operations.

         Named Executive Officers. This refers to the executive officers of the Company who earn salaries and bonuses in excess of $100,000.

         Peer Group. This group consists of a regional peer group of banks with assets of 200- 500 million dollars.



        THE BOARD OF DIRECTORS

         Frank A. Baer, III
         Oscar M. Bean
         Dewey F. Bensenhaver
         James M. Cookman
         John W. Crites
         Patrick N. Frye
         James Paul Geary
         Thomas J. Hawse, III
         Phoebe F. Heishman
         Gary L. Hinkle
         Gerald W. Huffman
         H. Charles Maddy, III
         Duke A. McDaniel
         Harold K. Michael
         Ronald F. Miller
         George R. Ours
         Charles S. Piccirillo
         Harry C. Welton

Compensation Committee Interlocks and
Insider Participation

         Mr. Maddy, Mr. Frye and Mr. Miller, executive officers of the Company are also members of the Company's Board of Directors which serves as the Company's compensation committee. As Chief Executive Officer, Mr. Maddy recommends salary levels for Mr. Frye and Mr. Miller. Messrs. Frye and Miller do not participate in discussions concerning their individual compensation or the compensation of Mr. Maddy.

Change of Control Agreements

         Effective January 26, 1996, the Company entered into a Change in Control Agreement with H. Charles Maddy, III, its President and Chief Executive Officer. In addition, Ronald F. Miller, C. David Robertson and Patrick N. Frye have Employment Agreements with the Company which have change in control provisions. Messrs. Miller, Robertson and Frye's respective Employment Agreements and Mr. Maddy's Change in Control Agreement are referred to as the "Agreements". The Board of Directors determined that such arrangements were appropriate, especially in view of the recent entry of large regional bank holding companies into West Virginia. The Agreements were not undertaken in the belief that a change of control of the Company was imminent.

         Generally, the Agreements provide severance compensation to Mr. Maddy and Messrs. Miller, Robertson and Frye, if their employment should end under certain specified conditions after a change of control. Compensation is paid upon an involuntary termination following a change of control unless either executive is terminated for cause. In addition, compensation will be paid after a change of control if any of these persons voluntarily terminates employment because of:

o a decrease in the total amount of the executive's base salary below the level in effect on the date of consummation of the change of control, without the executive's consent;

o    a  material   reduction  in  the   importance   of  the   executive's   job
     responsibilities without his consent;

o geographical relocation of the executive without his consent, to an office more than twenty (20) miles from his location at the time of a change of control;

o    failure by the Company to obtain
     assumption of the contract by its successor;

o failure of the Company to give notice of termination as required in the Agreement; or

o any removal of the executive from, or failure to reelect the executive to, any position with the Company or Bank that he held immediately prior to the change in control without his prior written consent (except for good cause, death, disability or retirement).

          Under the Agreement, a "change of control" is deemed to occur in the event of

o a change of ownership of the Company which must be reported to the Securities and Exchange Commission as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") of direct or indirect "beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty- five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or

o the failure during any period of three (3) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors at the beginning of the period, or

o the consummation of a "Business Combination" as defined in the Company's Articles of Incorporation.

          In the case of Mr. Maddy, severance benefits include:

o    cash payment equal to Mr.  Maddy's  monthly base salary in effect on either
     (i) the date of termination; or (ii) the date immediately preceding the change of control, whichever is higher, multiplied by the number of full months between the date of termination and the date that is twenty- four
     (24) months after the date of consummation of the change of control;

o payment of cash incentive award, if any, under the Company's bonus plan; continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of twenty-four
     (24) months following the date of termination.

         Under their agreements, both Mr. Maddy and Mr. Frye have the right to terminate their employment without reason by giving written notice of termination within six (6) months of consummation of any change of control. In such event, Mr. Maddy and Mr. Frye will be entitled to receive a lump sum equal to 75% of his salary, as defined in the Agreement.

         In the case of Messrs. Miller, Frye and Robertson severance benefits include:

o cash payment equal to their monthly base salary in effect on either (i) the date of termination; or (ii) the date immediately preceding the change of control, whichever is higher, multiplied by the number of full months between the date of termination and the date that is eighteen (18) months after the date of consummation of the change of control;

o payment of cash incentive award, if any, under the Company's bonus plan; continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of eighteen (18) months following the date of termination.

         The Agreements do not effect the right of the Company to terminate Mr. Maddy or Messrs. Miller, Frye or Robertson or change their salary or benefits with or without good cause, prior to any change of control. However, any termination or change which takes place after discussions have commenced which result in a change of control will be presumed to be a violation of the Agreements and will entitle the executive to the benefits under the Agreements, absent clear and convincing evidence to the contrary.

Summit Financial Group, Inc. Plans

         401(k) Profit Sharing Plan. The Company has a defined contribution profit- sharing plan with 401(k) provisions covering substantially all employees. Any employee who is at least 21 years of age, completed one year of service, and is employed in a position requiring at least 1,000 hours of service per year is eligible to participate. Vesting of discretionary contributions occurs at the rate of 0% for the first and second year of credited service, and 20% per year thereafter. Under the provisions of the plan, the Company matches 25% of the participant's salary reduction contributions, up to 4% of such participant's compensation. These matching contributions shall be fully vested at all times. The Company may also make optional contributions at the discretion of the Company's Board of Directors.

         ESOP. The Company has an Employee Stock Ownership Plan (ESOP) covering substantially all employees. Any employee who is at least 21 years of age and is credited with at least 1,000 hours of service during the plan year is eligible to participate. Vesting occurs at the rate of 0% for the first and second year of credited service and 20% for each year thereafter. Under the provisions of the plan, employee participants in the ESOP are not permitted to contribute to the plan, rather the cost of the ESOP is borne by the Company through annual contributions in amounts determined by the Company's Board of Directors.

         Executive Supplemental Retirement Plan. In an effort to attract, reward, motivate and retain the most qualified people available, and to provide those people with a complete and reasonable compensation package, Summit Financial Group, Inc. and its affiliates have implemented an executive retirement plan with an endorsement split dollar life insurance plan for the benefit of certain executives of the Company. In this section, Company includes Summit's bank subsidiaries.

         The Plan is called the Executive Supplemental Retirement Plan and was designed to provide an annual retirement benefit that will grow on a tax-deferred basis. These benefits, when added to the retirement benefits that will be provided by the Company's defined contribution plan and social security, will provide each executive with benefit levels comparable to other Company employees when measured as a percentage of salary at the time of retirement.

         The Executive Supplemental Retirement Plan is also designed to provide these benefits with the least risk to the Company's safety and soundness and at the least possible cost. A portion of the benefits is determined by an indexed formula. The index used in this plan to calculate the amount of the retirement benefit is the earnings on a specific life insurance policy. The Company retains the opportunity costs on the premiums paid. Any earnings in excess of the opportunity costs are accrued to a liability reserve account for the benefit of the executive. At retirement, this liability reserve account is paid out over a specified period of years. In addition, the annual earnings in excess of the opportunity costs are paid out annually after retirement. These payments will continue for the life of the executive.
         The Company's obligations under the retirement benefit portion of this plan are unfunded; however, the Company has purchased life insurance policies on each insurable executive that are actuarially designed to offset the annual expenses associated with the plan and will, given reasonable actuarial assumptions, offset all of the plan's costs during the life of the executive and provide a complete recovery of all plan costs at the executive's death. The Company is the sole owner of all policies.

         The life insurance benefit for each insurable officer is being provided by an Endorsement Split Dollar Plan whereby the Bank endorses a specified percentage of the net- at-risk life insurance portion of a policy (total death benefit less cash value of policy) on the life of each officer for payment to the designated beneficiary of that officer. The Bank owns the policy and its entire surrender value.

         Incentive Compensation Plan. Summit annually adopts an incentive compensation plan for the key employees of the Company and its bank subsidiaries. Bonuses are awarded to key employees based on a prescribed formula using the Company's and/or its subsidiary bank's return on equity as a base.

         Officer Stock Option Plan. At our 1998 Annual Meeting, our shareholders approved an Officer Stock Option Plan. Under the plan, the Company may award options for up to 120,000 shares of the Company's stock to qualified officers of the Company and its subsidiaries. Each option granted under the plan shall have a term of no more than 10 years and an exercise price of no less than the fair market value of Company's common stock as of the date of grant. Options granted under the plan vest according to a schedule designated at the grant date.

--------------------------------------------------------------------------------

                              OPTION GRANTS IN 2000
--------------------------------------------------------------------------------



         This table shows all options to purchase our common stock granted to each applicable Named Executive Officer in 2000.




                     Stock Option Grants in Last Fiscal Year
                     ---------------------------------------

                         Number of          Percent of
                         Securities        Total Options
                         Underlying         Granted to       Exercise or                      Grant Date
                          Options          Employees in       Base Price      Expiration     Present Value
    Name                Granted (#)(1)      Fiscal Year        ($/Sh)(2)          Date          ($) (3)
----------------------------------------------------------------------------------------------------------
H. Charles Maddy, III       1,000              22.2%             $37.00         2/26/2014     $10,071
-------------------    ----------------   ----------------   --------------   -----------    -------------
Ronald F. Miller            1,000              22.2%             $37.00         2/26/2014     $10,071
-------------------    ----------------   ----------------   --------------   -----------    -------------
C. David Robertson          1,000              22.2%             $37.00         2/26/2014     $10,071
-------------------    ----------------   ----------------   --------------   -----------    -------------

(1)Option grants for 2000 consisted of grants that are exercisable over ten (10) years, and vest at a rate of 20% per year on each anniversary date beginning on February 25 , 2000.

(2)The exercise price for all stock option grants shown in this column is the average of the closing prices reported on the last five (5) business days prior to the grant date on which the common stock traded.

(3)The Black-Sholes option pricing model was used to estimate the grant date present values. The values indicated were calculated using the following assumptions: (i) an expected volatility of 20%, (ii) an expected dividend yield of 3.25%, (iii) a risk-free interest rate at the date of grant based upon a term equal to the expected life of the option of 6.5%, (iv) an expected option life of 10 years equal to the anticipated period of time from date of grant to exercise, and (v) no discounts for non-transferability or risk of forfeiture. These estimated values have been included solely for purposes of disclosure in accordance with the rules of the Securities and Exchange Commission and represent theoretical values. The actual value, if any, the executive may realize will depend upon the increase in the market value of our common stock through the date of exercise.


--------------------------------------------------------------------------------

                 STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE
--------------------------------------------------------------------------------



         The following table sets forth certain information regarding individual exercises of stock options during 2000 by each applicable Named Executive Officer.


                           Aggregate Stock Option Exercises in Last Fiscal Year and FY-End Stock Option Values
                                                                                                     Value of Unexercised
                                 Shares          Value            Number of Unexercised           In-the-Money Stock Options
                              Acquired on       Realized        Stock Options at FY-End #               at FY-End ($)
           Name               Exercise (#)        ($)
-------------------------- ------------------ ------------  --------------------------------- ----------------------------------
                                                                Exercisable/Unexercisable         Exercisable/Unexercisable
-------------------------- ------------------ ------------  --------------------------------- ----------------------------------
H. Charles Maddy, III              0               0                   1,400/1,600                          $0/$0
-------------------------- ------------------ ------------  --------------------------------- ----------------------------------

Ronald F. Miller                   0               0                    600/1,400                           $0/$0
-------------------------- ------------------ ------------  --------------------------------- ----------------------------------
C. David Robertson                 0               0                     200/800                            $0/$0
-------------------------- ------------------ ------------  --------------------------------- ----------------------------------

                                       22

--------------------------------------------------------------------------------

                      SHAREHOLDER RETURN PERFORMANCE GRAPH
--------------------------------------------------------------------------------



         Set forth below is a line graph comparing the cumulative total return of Summit's Common Stock, assuming reinvestment of dividends, with that of the Standard & Poor's 500 Total Return Index ("S&P 500") and the SNL Securities, L.C. Total Return Index of West Virginia and Virginia Banks and Bank Holding Companies with less than $500 million in assets ("SNL Index"). This graph is for the period January 5, 1999 (the initial date Summit's Common Stock was reported on the OTC Bulletin Board) through December 31, 2000.





[PERFORMANCE GRAPH APPEARS HERE -SEE PLOT POINTS BELOW]



                     1/5/99     6/30/99      12/31/99      6/30/00      12/31/00
                     ------     -------      --------      -------      --------

Summit Financial       100       101.80         96.03        82.48        94.03
S&P 500 Index          100       110.97        119.52       119.02       108.64
SNL Index              100        96.99         87.42        80.91        77.84

--------------------------------------------------------------------------------

                REQUIREMENTS, INCLUDING DEADLINE, FOR SUBMISSION
                 OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND
                         OTHER BUSINESS OF SHAREHOLDERS
--------------------------------------------------------------------------------



         Under our Articles of Incorporation, certain procedures are provided which a shareholder must follow to nominate persons for election as Directors. These procedures provide that nominations for Director nominees at an annual meeting of shareholders must be submitted in writing to the President of the Company at 223 North Main Street, Moorefield, West Virginia 26836. The nomination must be received no later than:

o thirty (30) days in advance of an annual meeting if at least thirty (30) days prior notice is provided; of

o five (5) days following the day on which the notice of meeting is mailed if less than thirty (30) days notice is given.

         For any other annual or special meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of meeting.

         The nomination must contain the following information about the nominee and notifying shareholder:

o    name of the nominee;

o    age of the nominee;

o    address of the nominee;

o principal occupation or employment of the nominee;

o the number of shares of common stock held by the notifying shareholder; and

o    the address of the notifying shareholder.

         The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

         The chairman of the meeting may refuse to allow the transaction of any business not presented before hand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

         Under the rules of the SEC, shareholder proposals intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by us, Attention: Secretary, at our principal executive offices by December 31, 2001 for inclusion in the proxy statement and form of proxy relating to that meeting.

Stock Transfers

         Current market quotations for the common stock of Summit Financial Group, Inc. are available on the OTC Bulletin Board under the symbol "SMMF".

--------------------------------------------------------------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------



         The annual report of the Company for the year ended December 31, 2000 is being mailed concurrently with this Proxy Statement. The financial statements and other information to be delivered with this Proxy Statement constitute the annual disclosure statement as required by 12 C.F.R. 18.


--------------------------------------------------------------------------------

                                    FORM 10-K
--------------------------------------------------------------------------------


         The company will furnish without charge to each person whose proxy is being solicited, upon the request of any such person, a copy of the company's annual report on Form 10-K For 2000. Requests for copies of such report should be directed to Julie R. Cook, Director of Accounting , Summit Financial Group, Inc., P. O. Box 179, Moorefield, West Virginia 26836, or e-mail julie77@hardynet.com.

--------------------------------------------------------------------------------


         Whether or not you plan to attend the Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.





By Order of the Board of Directors,

March 30, 2001

                                                                   Appendix  A

                      AUDIT & COMPLIANCE COMMITTEE CHARTER


The Board of Directors of Summit Financial Group, Inc. ("Summit" or "Company") hereby establishes the Audit & Compliance Committee with the authority, responsibility and specific duties as described below.

PURPOSE

The Audit & Compliance Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities to ensure the quality and integrity of Summit's financial reports. This entails:


      o Serving as an independent and objective party to monitor the Company's financial reporting process and internal control system.

      o Providing direction to and oversight of the Company's internal audit function.

      o Reviewing and appraising the efforts of the Company's independent accountants.

      o Maintaining a free and open means of communication between directors, internal audit staff, independent accountants, and management.

ORGANIZATION / COMPOSITION

The Audit & Compliance Committee shall be comprised of five (5) or more Summit Directors, each of whom is not a member of Summit's management, and is free of any financial, family or other material personal relationship that, in the opinion of the Board of Directors or members of the Audit & Compliance Committee, would interfere with the exercise of his or her independence from management and the Company. All members of the Committee will have a familiarity with basic finance and accounting practices.

Members shall be appointed by the Company's Board of Directors, and will serve for a one year term. One of the members shall be appointed to serve as Committee Chairman by the Chairman of the Board of Directors.

MEETINGS

The Audit & Compliance Committee is to meet at least four (4) times annually and as many additional times as necessary as determined by the Committee Chairman and the Director of Internal Audit & Loan Review.

As necessary or desirable, the Chairman may request that the Director of Internal Audit & Loan Review, members of management, and/or representatives of the Company's independent accountants be present at meetings of the Committee. Each Director is to receive compensation for each Audit Committee & Compliance meeting attended.

Prior to each meeting, the Committee Chairman shall meet with the Director of Internal Audit & Loan Review to set the meeting's agenda and overview issues to be discussed. Advance agenda material is to be provided by the Director of Internal Audit & Loan Review and distributed to all members of the Audit & Compliance Committee. The Director of Internal Audit & Loan Review will provide to the Committee copies of audit reports and corresponding replies from management for all audits completed since the previous Audit & Compliance Committee meeting. Reports of special projects completed by the Company's audit & loan review staff since the previous Audit & Compliance Committee meeting will also be provided to the Committee.

Summit's Assistant Secretary shall serve as secretary of the Committee and maintain minutes and agenda material for permanent filing.

RESPONSIBILITIES AND DUTIES

The Audit & Compliance Committee is to:

General


     o      Apprise  the  Board  of  Directors,   through  minutes  and  special
            presentations, of any significant developments in the course of performing its duties.


     o Provide an opportunity, when desired, for the Company's internal audit staff or independent accountants to meet with the Audit & Compliance Committee without members of management present.

Financial Statements / Internal Controls

     o Review Summit's year end audited financial statements with the independent accountants and company management prior to their release to determine that the independent accountants and management are satisfied with the disclosure and content of the financial statements, including the nature and appropriateness of any significant changes in accounting principles. Based upon this review, recommend to the Board of Directors that the audited financial statements be included in the Company's annual report to shareholders and Form 10-K filed with the Securities and Exchange Commission.


     o Review the Company's intermin financial statements contained in the quarterly Form 10-Q's with members of managements prior to their filing with the Securities and Exchange Commission.

     o Inquire of management and the independent accountants concerning the adequacy of the Company's system of internal controls.

     o Advise financial management and the independent accountants to discuss with the Audit & Compliance Committee their qualitative judgments about the appropriateness, not just the acceptablility, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company.

     o Advise financial management and the independent accountants that they are expected to provide a timely analysis of significant current fianancial reporting issues and practices.


Internal Audit

     o Review the adequacy and effectiveness of Summit's internal audit function, including its independence, authority of its reporting relationships, and the qualifications and number of internal audit staff.

     o      Review  and  approve  the  annual   Internal   Audit  Plan  and  any
            significant subsequent changes to the Plan.

     o Review reports of completed internal audits including summaries of findings, recommendations for improvements, and any difficulties encountered in the course of performing the audits.

     o      Review progress reports on executing the Internal Audit Plan.

     o Review and concur in the appointment or dismissal of the Director of Audit & Loan Review.

Independent Accountants


     o Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness. Annually, the Committee will ensure a formal statement delineating all relationships between the accountants and Summit is received from the outside accounting firm. The Committee will discuss with the independent accountants all significant relationships the accountants have with the Company to determine the accountants' independence.


     o Meet with the independent accountants and financial management to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the independent accountants inform the Audit & Compliance Committee of any significant changes in the in the independent accountant's original audit plan and that the outside accountants conduct a Interim Financial Statement Review in accordance with Statement on Audit Standards No. 71 prior to the Company's filing of each Form 10-Q with the Securities and Exchange Commission.


     o Review the coordination of internal and external audit procedures to promote an effective use of resources and ensure a complete but non-redundant audit.